Modification Agreement (Commercial). ,

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Loan number
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Modification Agreement dated March 28, 2003, by and between Patient Infosystems,
Inc. ("Debtor ") and Wells Fargo Bank, National Association,("Bank"),modifying a note or contract dated June 28, 2002, in the original principal amount of $ 3,000,000.00 ("Note").

The principal balance outstanding as of the date of this Modification Agreement is $ 3,000,000.

1.   The parties hereby agree to modify the Note as follows:

     A. EXTENSION OF MATURITY. Upon payment of accrued interest herewith of $14,842.25.

     X The maturity date of the Note is hereby extended to January 2, 2004, when the entire balance of unpaid principal and interest shall be due and payable in full. Prior to such date, borrower shall pay interest pursuant to the terms of the Note.

2. Each provision above for which a box is checked forms a part of this Modification Agreement.

3. Except as stated above, all other terms of the Note and all related documents including but not limited to contracts, security agreements, or mortgages shall remain unchanged and in full force and effect.

IMPORTANT: READ BEFORE SIGNING THE AGREEMENT(S) ACCOMPANYING THIS NOTICE. THE TERMS OF THE AGREEMENT(S) SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THE WRITTEN CONTRACT(S) MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THE AGREEMENT(S) ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT CONSUMER LOANS OR OTHER EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

DEBTOR ACKNOWLEDGES RECEIPT OF A COPY OF THIS MODIFICATION AGREEMENT.

Bank name: Wells Fargo Bank,          Debtor:  Patient Infosystems, Inc.
           National Association

By: /s/Elizabeth M. Emde               By: /s/ Kent A. Tapper
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Its: Assistant Vice President          Its: Vice President
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